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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2005


                         DEUTSCHE ALT-A SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2005, providing for the issuance of
              Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
               Series 2005-1, Mortgage Pass-Through Certificates)


                         DEUTSCHE ALT-A SECURITIES, INC.
                         -------------------------------

             (Exact name of registrant as specified in its charter)
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    Delaware                  333-100676                   35-2184183
-----------------            ------------              -------------------
 (State or Other             (Commission                (I.R.S. Employer
  Jurisdiction               File Number)              Identification No.)
of Incorporation)


   60 Wall Street
    New York, NY                                              10005
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(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (212) 250-7010.


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01   Completion of Acquisition or Disposition of Assets
            --------------------------------------------------

Description of the Certificates and the Mortgage Pool

         On January 31, 2005, a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer") and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class I-A-1 Certificates", "Class I-A-2 Certificates", "Class I-A-3 Certificates", "Class I-A-4 Certificates", "Class II-A-1 Certificates", "Class R Certificates", "Class M Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", "Class B-4 Certificates" and "Class B-5 Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, first lien, fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $843,071,882 as of January 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 31, 2005, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class II-A-1 Certificates, Class R Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated August 1, 2003, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated January 28, 2005 between the Depositor and Deutsche Bank Securities Inc. (collectively, the "Underwriting Agreement").

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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:


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                       Initial aggregate
                          Certificate
Class Designation      Principal Balance            Initial Pass-Through Rate
-----------------      -----------------            -------------------------
      I-A-1             $  362,575,800                  LIBOR + 0.50%(2)
      I-A-2             $  756,360,182(1)                  2.7356%(3)
      I-A-3             $  330,000,000                  LIBOR + 0.50%(2)
      I-A-4             $   13,200,000                  LIBOR + 0.50%(2)
      II-A-1            $   86,711,600                     5.8482%(3)
        R               $       100.00                     5.8482%(3)
        M               $   22,341,300                     5.7500%(3)
       B-1              $   10,116,900                     5.7500%(3)
       B-2              $    5,901,500                     5.7500%(3)
       B-3              $    3,372,300                     5.7500%(3)
       B-4              $    2,950,700                     5.7500%(3)
       B-5              $    5,901,682                     5.7500%(3)
=============================================================================

(2)      Principal balance reflected is notional.

(2) The pass-through rate for the Class I-A-1, Class I-A-3 and Class I-A-4 Certificates is subject to the weighted average of the net mortgage rates of the Group I Mortgage Loans as described in the Prospectus Supplement. The Class I-A-1, Class I-A-3 and Class I-A-4 Certificates will have the benefit of a cap agreement.

(3) The pass-through rates for the Class I-A-2 Certificates, Class II-A-1 Certificates, Class R Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates and Class B-5 Certificates is variable. The pass-through rate on the Class I-A-2 Certificates for the first interest accrual period will be approximately 2.7356% per annum. The subordinate interest rate for the first interest accrual period will be 5.7500% per annum.


         The Certificates, other than the Class B-3, Class B-4 and Class B-5 Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 28, 2005 (the "Prospectus Supplement"), and the Prospectus, dated January 28, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3, Class B-4 and Class B-5 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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Item 9.01   Financial Statements and Exhibits
            ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


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Exhibit No.                          Description
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    4.1        Pooling and Servicing Agreement, dated as of January 1, 2005, by and among Deutsche Alt-A Securitie, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-1 Certificates.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 4, 2005


                                              DEUTSCHE ALT-A SECURITIES, INC.


                                              By: /s/ Susan Valenti
                                                 -----------------------------
                                              Name:   Susan Valenti
                                              Title:  Vice President

                                              By: /s/ Paul Vambutaf
                                                 -----------------------------
                                              Name:   Paul Vambutaf
                                              Title:  Authorized Signatory

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                                Index to Exhibits
                                -----------------


                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------
   4.1                Pooling and Servicing Agreement,                   7
                      dated as of January 1, 2005, by
                      and among Deutsche Alt-A
                      Securities, Inc., as Depositor,
                      Wells Fargo Bank, N.A., as Master
                      Servicer and Securities
                      Administrator and HSBC Bank USA,
                      National Association, as Trustee
                      relating to the Series 2005-1
                      Certificates.

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                                   EXHIBIT 4.1